EXHIBIT 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Patricia Chiodo, Chief Financial Officer of Verra Mobility Corporation, do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1)

the Annual Report on Form 10-K of Verra Mobility Corporation for the year ended December 31, 2019 (Annual Report), as filed with the Securities and Exchange Commission, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of Verra Mobility Corporation.

Date: March 2, 2020	By:	/s/ Patricia Chiodo
Patricia Chiodo
Chief Financial Officer
(Principal Financial and Accounting Officer)